EXHIBIT 99.1

PRESSRELEASE www.HelixESG.com

Helix Energy Solutions Group, Inc.  ·  3505 W. Sam Houston Parkway N., Suite 400  ·  Houston, TX 77043  · 281-618-0400  ·  fax: 281-618-0505

For Immediate Release			19-001

Date: May 3, 2019	Contact:	Erik Staffeldt
Executive Vice President & CFO

Helix Announces Executive Management Team Succession

HOUSTON - (BUSINESS WIRE) - May 3, 2019 - Helix Energy Solutions Group, Inc. (NYSE: HLX) announced certain changes within its executive management team, consistent with the company’s long standing succession plan, effective May 1, 2019. Alisa Johnson previously announced her retirement from her position as Helix’s Executive Vice President, General Counsel and Corporate Secretary, and Ken Neikirk has been promoted to the position of Senior Vice President, General Counsel and Corporate Secretary. Mr. Neikirk has 19 years of experience practicing law in the corporate and energy sectors, and has been with Helix since 2007, most recently serving as Helix’s Corporate Counsel, Compliance Officer and Assistant Secretary since February of 2016. Prior to joining Helix Mr. Neikirk was in private practice in New York and Houston. Mr. Neikirk holds a Bachelor of Arts degree from Duke University and a Juris Doctor from the University of Houston Law Center.
In connection with these changes, Owen Kratz, President and Chief Executive Officer of Helix, stated, “Alisa has been an integral part of our executive team since 2006, and has successfully overseen many developments at Helix during that time; I wish her well. Alisa and Ken have worked closely together for many years. Our confidence in Ken and his intricate understanding of our company is high, and we expect nothing but the smoothest transition.”
About Helix
Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention and robotics operations. For more information about Helix, please visit our website at www.HelixESG.com.
Forward-Looking Statements
This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission (“SEC”), including Helix’s most recently filed Annual Report on Form 10-K and in Helix’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.
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